Supplement to the
Fidelity® 500 Index Fund (formerly known as Spartan® 500 Index Fund)
Institutional Class and Institutional Premium Class (formerly known as Fidelity Advantage® Institutional Class)
April 29, 2017
Summary Prospectus

Effective on August 1, 2017, the following information replaces similar information found in the "Fund Summary" section under the heading "Fee Table."

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Institutional Class	Institutional Premium Class
Management fee(a)	0.015%	0.015%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.015%(a)	0.000%
Total annual operating expenses	0.030%	0.015%

(a)  Adjusted to reflect current fees.

	Institutional Class	Institutional Premium Class
1 year	$3	$2
3 years	$10	$5
5 years	$17	$8
10 years	$39	$19

Effective on August 1, 2017, the following information replaces similar information found in the "Fund Summary" section under the heading "Purchase and Sale of Shares."

Initial Purchase Minimum - Institutional Class	$5 million
Initial Purchase Minimum - Institutional Premium Class	$100 million

The fund may waive or lower purchase minimums in other circumstances.

U5I-U5A-SUM-17-01 1.9870361.105	July 31, 2017